Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Asia Equity Fund
Name of Underwriter or Dealer
Purchased From:
Samsung Securities Co., Ltd.
Names of Underwriting Syndicate
Members:
Goldman Sachs & Co. LLC; KB
Investment & Securities Co., Ltd.;
Mirae Asset Securities Co., Ltd.;
Morgan Stanley & Co. LLC;
Samsung Securities Co., Ltd.
Name of Issuer:
ING Life Insurance Korea Ltd
Title of Security:
ING LIFE INSURANCE KOREA,
LTD.
Date of First Offering:
04/24/17
Dollar Amount Purchased:
$998,219
Number of Shares or Par Value of
Bonds Purchased:
33,840
Price Per Unit:
33,000.00
Resolution Approved:
Approved at the August 17, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Emerging Markets
Equity Fund
Name of Underwriter or Dealer
Purchased From:
Samsung Securities Co., Ltd.
Names of Underwriting Syndicate
Members:
Goldman Sachs & Co. LLC; KB
Investment & Securities Co., Ltd.;
Mirae Asset Securities Co., Ltd.;
Morgan Stanley & Co. LLC;
Samsung Securities Co., Ltd.
Name of Issuer:
ING Life Insurance Korea Ltd
Title of Security:
ING LIFE INSURANCE KOREA,
LTD.
Date of First Offering:
04/24/17
Dollar Amount Purchased:
11,276,891
Number of Shares or Par Value of
Bonds Purchased:
382,291
Price Per Unit:
33,000.00
Resolution Approved:
Approved at the August 17, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs N-11 Equity Fund
Name of Underwriter or Dealer
Purchased From:
Samsung Securities Co., Ltd.
Names of Underwriting Syndicate
Members:
Goldman Sachs & Co. LLC; KB
Investment & Securities Co., Ltd.;
Mirae Asset Securities Co., Ltd.;
Morgan Stanley & Co. LLC;
Samsung Securities Co., Ltd.
Name of Issuer:
ING Life Insurance Korea Ltd
Title of Security:
ING LIFE INSURANCE KOREA,
LTD.
Date of First Offering:
04/24/17
Dollar Amount Purchased:
1,243,053
Number of Shares or Par Value of
Bonds Purchased:
42,140
Price Per Unit:
33,000.00
Resolution Approved:
Approved at the August 17, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate
Members:
Barclays Capital Inc.; Citigroup
Global Markets Inc.; Goldman
Sachs & Co. LLC; J.P. Morgan
Securities LLC
Name of Issuer:
NOKIA OYJ
Title of Security:
NOKIA OYJ 4.375% 12 JUN
2027
Date of First Offering:
06/05/17
Dollar Amount Purchased:
1,294,683
Number of Shares or Par Value of
Bonds Purchased:
1,300,000
Price Per Unit:
99.59
Resolution Approved:
Approved at the August 17, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate
Members:
Barclays Capital Inc.; Capital One
Securities, Inc.; Citigroup Global
Markets Inc.; Goldman Sachs &
Co. LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Morgan
Stanley & Co. LLC; RBC Capital
Markets, LLC; Scotia Capital
(USA) Inc.;
SunTrust Robinson Humphrey,
Inc.; Wells Fargo Securities, LLC
Name of Issuer:
THC ESCROW CORP III
Title of Security:
THC ESCROW CORP III 5.125%
01 MAY 2025-20 144A
Date of First Offering:
06/05/17
Dollar Amount Purchased:
6,950,000
Number of Shares or Par Value of
Bonds Purchased:
6,950,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the August 17, 2017
Board Meeting.*


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate
Members:
Barclays Capital Inc.; BBVA
Securities Inc.; Credit Agricole
Securities (USA) Inc.; Credit Suisse
Securities (USA) LLC; Goldman
Sachs & Co. LLC; J.P. Morgan
Securities LLC; KeyBanc Capital
Markets Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; MUFG
Securities Americas Inc.; RBC
Capital Markets, LLC; Scotia
Capital (USA) Inc.; Stifel, Nicolaus
& Company, Inc.; SunTrust
Robinson Humphrey, Inc.; Wells
Fargo Securities, LLC
Name of Issuer:
MPT OPER PARTNERSP/FINL
Title of Security:
MPT OPERATING
PARTNERSHIP, L.P. 5% 15 OCT
2027-22
Date of First Offering:
09/07/17
Dollar Amount Purchased:
4,055,000

Number of Shares or Par Value of
Bonds Purchased:
4,055,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the December 13, 2017
Board Meeting.**


Name of Fund:
Goldman Sachs Asia Equity Fund
Name of Underwriter or Dealer
Purchased From:
Kotak Securities Ltd.
Names of Underwriting Syndicate
Members:
Goldman Sachs & Co. LLC; JM
Financial Institutional Securities
Ltd.; Kotak Securities Ltd.
Name of Issuer:
Bajaj Finance Ltd
Title of Security:
BAJAJ FINANCE LTD
Date of First Offering:
09/11/17
Dollar Amount Purchased:
352,490
Number of Shares or Par Value of
Bonds Purchased:
13,331
Price Per Unit:
1,690.00
Resolution Approved:
Approved at the December 13,
2017 Board Meeting.**


Name of Fund:
Goldman Sachs Emerging
Markets Equity Fund
Name of Underwriter or Dealer
Purchased From:
Kotak Securities Ltd.
Names of Underwriting Syndicate
Members:
Goldman Sachs & Co. LLC; JM
Financial Institutional Securities
Ltd.; Kotak Securities Ltd.
Name of Issuer:
Bajaj Finance Ltd
Title of Security:
BAJAJ FINANCE LTD
Date of First Offering:
09/11/17
Dollar Amount Purchased:
3,756,789
Number of Shares or Par Value of
Bonds Purchased:
142,080
Price Per Unit:
1,690.00
Resolution Approved:
Approved at the December 13,
2017 Board Meeting.**


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate
Members:
Barclays Capital Inc.; Citigroup
Global Markets Inc.; Deutsche
Bank Securities Inc.; Goldman
Sachs & Co. LLC; J.P. Morgan
Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.
Name of Issuer:
DELPHI JERSEY HOLDINGS
Title of Security:
DELPHI JERSEY HOLDINGS
PL 5% 01 OCT 2025 144A REGS
Date of First Offering:
09/14/17
Dollar Amount Purchased:
4,676,500
Number of Shares or Par Value of
Bonds Purchased:
4,700,000

Price Per Unit:
99.50
Resolution Approved:
Approved at the December 13,
2017 Board Meeting.**


Name of Fund:
Goldman Sachs Income Builder
Fund
Name of Underwriter or Dealer
Purchased From:
Merrill Lynch, Pierce, Fenner &
Smith, Inc.
Names of Underwriting Syndicate
Members:
Barclays Capital Inc.; BMO
Capital Markets Corp.; Credit
Suisse Securities (USA) LLC;
Goldman Sachs & Co. LLC; J.P.
Morgan Securities LLC; KeyBanc
Capital Markets Inc.; Merrill
Lynch, Pierce, Fenner & Smith,
Inc.; Morgan Stanley & Co. LLC;
MUFG Securities Americas Inc.;
RBC Capital Markets, LLC;
Regions Bank; Scotia Capital
(USA) Inc.; SMBC Nikko
Securities America, Inc.; SunTrust
Robinson Humphrey, Inc.; UBS
Securities LLC; Wells Fargo
Securities, LLC
Name of Issuer:
NEXTERA ENERGY
OPERATING
Title of Security:
NEXTERA ENERGY
PARTNERS, 4.25% 15 SEP 2024-
24 144A
Date of First Offering:
09/18/17
Dollar Amount Purchased:
5,450,000
Number of Shares or Par Value of
Bonds Purchased:
5,450,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the December 13,
2017 Board Meeting.**

*	Resolution adopted at the Meeting of the Board of Trustees on
August 17, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended June 30, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").

**	Resolution adopted at the Meeting of the Board of Trustees on
December 13, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended September 30, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance
Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").